As filed with the Securities and Exchange Commission on December 20, 2019
Registration No. 333-219844

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE
AMENDMENT NO. 1
TO
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

SPECTRUM BRANDS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	3690	22-2423556
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(608) 275-3340
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

*ADDITIONAL REGISTRANTS LISTED ON SCHEDULE A HERETO
Ehsan Zargar
Executive Vice President, General Counsel and Corporate Secretary
3001 Deming Way
Middleton, Wisconsin 53562
(608) 275-3340
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:
Raphael M. Russo, Esq.
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
(212) 373-3000

Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☐

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Amount of registration fee
6.125% Senior Notes due 2024	(1)	(1)	(1)	(1)
Guarantees of 6.125% Senior Notes due 2024	N/A	N/A	N/A	N/A(2)
5.750% Senior Notes due 2025	(1)	(1)	(1)	(1)
Guarantees of 5.750% Senior Notes due 2025	N/A	N/A	N/A	N/A(2)

(1)
An indeterminate amount of securities are being registered hereby to be offered solely for market-making purposes by affiliates of the registrant. Pursuant to Rule 457(q) under the Securities Act of 1933, as amended, no filing fee is required.

(2)	No additional consideration is being received for the guarantees. Pursuant to Rule 457(n) under the Securities Act of 1933, as amended, no separate fee is required in respect of such guarantees.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
This Post-Effective Amendment No.1 to the Registration Statement on Form S-1 No. 333-219844 (the “Registration Statement”) of Spectrum Brands Inc. (the “Issuer”), is being filed to terminate the effectiveness of the Registration Statement. Jefferies LLC (the market maker referred to in the prospectus for the Registration Statement) is no longer an affiliate of the Issuer, so the Registration Statement is no longer needed.

SCHEDULE A

Name*	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Applica Mexico Holdings, Inc.	Delaware	3690	74-3100872
Alaska Merger Acquisition Corp.	Delaware	3690	82-1316914
GloFish LLC	Delaware	3690	82-1484807
National Manufacturing Mexico A LLC	Delaware	3690	N/A	**
National Manufacturing Mexico B LLC	Delaware	3690	N/A	**
National Openings, LLC	Pennsylvania	3690	46-2516338
Spectrum Brands Pet LLC	New York	3690	26-1757404
ROV Holding, Inc.	Delaware	3690	22-2423555
ROV International Holdings LLC	Delaware	3690	N/A	**
Salix Animal Health, LLC	Delaware	3690	65-0965477
SB/RH Holdings, LLC	Delaware	3690	27-2812840
Schultz Company	Missouri	3690	43-0625762
Shaser, Inc.	Delaware	3690	20-2000219
Spectrum Brands Pet Group Inc.	Delaware	3690	82-2201953
United Industries Corporation	Delaware	3690	43-1025604

*	The address of each additional registrant’s principal executive office is c/o Spectrum Brands, Inc., 3001 Deming Way, Middleton, Wisconsin 53562, (608) 275-3340.
**	Single member LLC disregarded for U.S. tax purposes.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.
SPECTRUM BRANDS, INC.

By:	/s/ David M. Maura
David M. Maura
President and Chief Executive Officer

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ David M. Maura	President and Chief Executive Officer (Principal Executive Officer)
David M. Maura

/s/ Jeremy Smeltser	Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)
Jeremy Smeltser

/s/ Joanne P. Chomiak	Director
Joanne P. Chomiak

/s/ Ehsan Zargar	Director
Ehsan Zargar

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.
ALASKA MERGER ACQUISITION CORP.

By:	/s/ Ehsan Zargar
Ehsan Zargar
Vice President

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ John Pailthorp	President (Principal Executive Officer)
John Pailthorp

/s/ Joanne P. Chomiak	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)
Joanne P. Chomiak

/s/ Ehsan Zargar	Director
Ehsan Zargar

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.
APPLICA MEXICO HOLDINGS, INC.

By:	/s/ Ehsan Zargar
Ehsan Zargar
Vice President, Corporate Secretary and General Counsel

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ David Albert	President (Principal Executive Officer)
David Albert

/s/ Joanne P. Chomiak	Vice President and Director (Principal Financial Officer and Principal Accounting Officer)
Joanne P. Chomiak

/s/ Ehsan Zargar	Director
Ehsan Zargar

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.
GLOFISH LLC

By:	/s/ Ehsan Zargar
Ehsan Zargar
Vice President and Assistant Secretary

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ John Pailthorp	President (Principal Executive Officer)
John Pailthorp

/s/ Robert D. Miller	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Robert D. Miller

SPECTRUM BRANDS PET GROUP INC.	Managing Member

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.

NATIONAL MANUFACTURING MEXICO A LLC

By:	/s/ Ehsan Zargar
Ehsan Zargar
Vice President, Secretary and General Counsel

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ Philip S. Szuba	President (Principal Executive Officer)
Philip S. Szuba

/s/ Brent A. Esplin	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Brent A. Esplin

SPECTRUM BRANDS, INC.	Sole Member

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Executive Vice President, Corporate Secretary and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.
NATIONAL MANUFACTURING MEXICO B LLC

By:	/s/ Ehsan Zargar
Ehsan Zargar
Vice President, Secretary and General Counsel

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ Philip S. Szuba	President (Principal Executive Officer)
Philip S. Szuba

/s/ Brent A. Esplin	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Brent A. Esplin

SPECTRUM BRANDS, INC.	Sole Member

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title	Executive Vice President, Corporate Secretary and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.
NATIONAL OPENINGS, LLC

By:	/s/ Ehsan Zargar
Ehsan Zargar
Vice President

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ Philip S. Szuba	Chairman and Chief Executive Officer (Principal Executive Officer)
Philip S. Szuba

/s/ Brent A. Esplin	Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)
Brent A. Esplin

SPECTRUM BRANDS, INC.	Sole Member

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title	Executive Vice President, Corporate Secretary and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.

ROV HOLDING, INC.

By:	/s/ Ehsan Zargar
Ehsan Zargar
Executive Vice President and Corporate Secretary

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ David M. Maura	Chief Executive Officer (Principal Executive Officer)
David M. Maura

/s/ Jeremy Smeltser	Executive Vice President (Principal Financial Officer and Principal Accounting Officer)
Jeremy Smeltser

/s/ Joanne P. Chomiak	Director
Joanne P. Chomiak

/s/ Ehsan Zargar	Director
Ehsan Zargar

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.
ROV INTERNATIONAL HOLDINGS LLC

By:	/s/ Ehsan Zargar
Ehsan Zargar
Executive Vice President and Secretary

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature		Title

/s/ David M. Maura		President (Principal Executive Officer)
David M. Maura

/s/ Jeremy Smeltser		Executive Vice President (Principal Financial Officer and Principal Accounting Officer)
Jeremy Smeltser

ROV HOLDING, INC.		Sole Member

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Executive Vice President and Corporate Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.

SALIX ANIMAL HEALTH, LLC

By:	/s/ Ehsan Zargar
Ehsan Zargar
Senior Vice President, Secretary and General Counsel

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature		Title

/s/ John Pailthorp		President (Principal Executive Officer)
John Pailthorp

/s/ Joanne P. Chomiak		Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Joanne P. Chomiak

SPECTRUM BRANDS, INC.		Sole Member

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Executive Vice President, Corporate Secretary and General Counsel

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.
SB/RH HOLDINGS, LLC

By:	/s/ Ehsan Zargar
Ehsan Zargar
Executive Vice President, Corporate Secretary and General Counsel

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature		Title

/s/ David M. Maura		President and Chief Executive Officer (Principal Executive Officer)
David M. Maura

/s/ Jeremy Smeltser		Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)
Jeremy Smeltser

SPECTRUM BRANDS LEGACY, INC.		Sole Member

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Senior Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.
SCHULTZ COMPANY

By:	/s/ Ehsan Zargar
Ehsan Zargar
Vice President

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ Troy Duecker	President (Principal Executive Officer)
Troy Duecker

/s/ Robert D. Miller	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Robert D. Miller

/s/ Joanne P. Chomiak	Director
Joanne P. Chomiak

/s/ Ehsan Zargar	Director
Ehsan Zargar

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.

SHASER, INC.

By:	/s/ Ehsan Zargar
Ehsan Zargar
Secretary

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ David Albert	President and Chief Executive Officer (Principal Executive Officer)
David Albert

/s/ Joanne P. Chomiak	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)
Joanne P. Chomiak

/s/ Ehsan Zargar	Director
Ehsan Zargar

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.
SPECTRUM BRANDS PET GROUP INC.

By:	/s/ Ehsan Zargar
Ehsan Zargar
Vice President and Secretary

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ John Pailthorp	President (Principal Executive Officer)
John Pailthorp

/s/ Joanne P. Chomiak	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)
Joanne P. Chomiak

/s/ Ehsan Zargar	Director
Ehsan Zargar

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.
SPECTRUM BRANDS PET LLC

By:	Salix Animal Health, LLC
its managing member

By:	/s/ Ehsan Zargar
Ehsan Zargar
Senior Vice President, Corporate Secretary and General Counsel

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature		Title

/s/ John Pailthorp		President (Principal Executive Officer)
John Pailthorp

/s/ Joanne P. Chomiak		Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Joanne P. Chomiak

SALIX ANIMAL HEALTH, LLC		Managing Member

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Senior Vice President, Secretary and General Counsel

ALASKA MERGER ACQUISITION CORP.		Member

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Vice President

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middleton, State of Wisconsin, on the 20th day of December, 2019.

UNITED INDUSTRIES CORPORATION

By:	/s/ Ehsan Zargar
Ehsan Zargar
Vice President and Assistant Secretary

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Ehsan Zargar his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below on December 20, 2019 by the following persons in the capacities indicated.

Signature	Title

/s/ Randy Lewis	President (Principal Executive Officer)
Randy Lewis

/s/ Robert D. Miller	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Robert D. Miller

/s/ Joanne P. Chomiak	Director
Joanne P. Chomiak

/s/ Ehsan Zargar	Director
Ehsan Zargar